VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2011

Core Equity Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio managers Robert C. Doll and Daniel Hanson are deleted in their entirety and replaced with the following:

	Portfolio Manager of
Name	the Fund Since	Title

Chris Leavy, CFA	2012	Managing Director and Chief Investment Officer of Fundamental Equity (Americas)

Peter Stournaras, CFA	2012	Managing Director

All changes reflected herein are effective immediately.

Date:	June 8, 2012